SECURITIES AND EXCHANGE COMMISSION

                  Washington, D.C.  20549

                         FORM 8-K

                      CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934

                    ___________________


    Date of Report (Date of earliest event reported) September 27, 2001
                          BICO, INC.
         (Exact name of registrant as specified in its charter)


Pennsylvania                      0-10822                     25-1229323
State of other jurisdiction  (Commission File Number)        (IRS Employer
 of incorporation)                                         Identification No.)


 2275 Swallow Hill Road, Bldg. 2500, Pittsburgh, Pennsylvania 15220
 (Address of principal executive offices)                    (Zip Code)


 Registrant's telephone number, including area code (412) 429-0673


    _______________________________________________________
  (Former name or former address, if changes since last report.)



Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          Petrol Rem, Inc., a subsidiary of Pittsburgh-based BICO, Inc., announces that its Tireless, LLC subsidiary has signed a sub-contract agreement to begin remediating discarded tires at one of the nation's largest tire piles near Upper
          Sandusky, Ohio beginning on October 1, 2001.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7.   Financial Statement, Pro Forma Financial
          Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired
               - Not Applicable.
          (b)  Pro Forma Financial Information
               - Not Applicable.
          (c)  Exhibits - Press Release.

                        SIGNATURES

     Pursuant to the requirement of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BICO, INC.

                                   by /s/ Fred E. Cooper
                                          Fred E. Cooper, CEO
DATED:  September 27, 2001



      BICO SUBSIDIARY RECEIVES SUB-CONTRACT AGREEMENT
                   TO CLEAN-UP TIRE PILE

Pittsburgh, PA - September 27, 2001 - Petrol Rem Inc., a subsidiary of Pittsburgh-based BICO, Inc. (OTCBB:BIKO), announces that its Tireless, LLC subsidiary has signed a sub-contract agreement to begin remediating discarded tires at one of the nation's largest tire piles near Upper
Sandusky, Ohio beginning on October 1, 2001.
      Under  the  terms of the agreement with Central  Ohio
Contractors, Inc. (COC), Tireless will utilize its portable tire shredder and labor force in the operation at the Kirby tire pile. COC has a contract with the Ohio Environmental
Protection Agency to remove 30,000 tons, or the equivalent of 3 million passenger tires, within a 12-month period.
Tireless will receive $.45 per tire processed during the course of operation.
      "Our goal in working with Central Ohio Contractors is to shred 1 to 1.5 million tires at the site," said Tireless
President Carl Greene.
     The portable tire shredder owned by Tireless cuts whole tires into 2"x2" chips which in this case will be used at a nearby landfill for construction drainage. The machine, manufactured by Columbus McKinnon, has the ability to shred up to 2,000 tires each hour when running at full capacity.
      "We are anxious to start working on the pile, doing our part to remove this environmental nightmare," said
Greene.
      An estimated 30-50 million tires are currently at the Kirby tire pile site, which has caused numerous hazards over the past 20 years. In addition to serving as a breeding ground for mosquitoes and potentially the deadly
West Nile Virus, the pile has already been set fire to illegally and has caused nearby water pollution.
      Tireless LLC, established in 2000, brings together professionals representing over 100 years experience in fossil and renewable fuels. Tireless also has the equipment needed to abate large scrap tire piles and the specialized tire shredder.
       BICO, Inc. has its corporate offices in Pittsburgh and is involved in the development and manufacture of biomedical devices and environmental solutions. Petrol Rem, Inc., is the environmental arm of BICO.

FOR FURTHER INFORMATION, CONTACT:

Investors                             Media
Diane McQuaide                        Susan Taylor
1.412.429.0673 phone                  1.412.429.0673 phone
1.412.279.9690 fax                    1.412.279.5041 fax
INVESTOR RELATIONS NEWSLINE NUMBER:   1.800.357.6204
www.bico.com  www.petrolrem.com